UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2024

IN8bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39692	82-5462585
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 5th Avenue, Suite 5330 New York, New York	10118
(Address of Principal Executive Offices)	(Zip Code)

646 600-6438

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	INAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with its previously announced revised strategic plan and related workforce reduction, IN8bio, Inc. (the “Company”) entered into amendments to the employment agreements of each of William Ho, Trishna Goswami, Lawrence Lamb, Patrick McCall and Kate Rochlin (collectively, the “Amendments”). These Amendments each reflect the announced reduction in cash compensation, effective as of September 1, 2024, and also provide that, subject to certain conditions, if (i) the Company terminates the executive without cause or the executive resigns for good reason or (ii) the executive is terminated in connection with a change of control, such executive will receive severance payments based upon greater of (i) the executive’s Current Base Salary (as such term is defined in the Amendments) or (ii) the executive’s base salary in effect as of the date of executive’s separation from service.

The description of the Amendments is a summary and is qualified in its entirety by reference to each of the Amendments which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to Employment Agreement, by and between the Company and William Ho, dated as of August 30, 2024.

10.2	Amendment to Employment Agreement, by and between the Company and Trishna Goswami, dated as of August 30, 2024.

10.3	Amendment to Employment Agreement, by and between the Company and Lawrence Lamb, dated as of August 30, 2024.

10.4	Amendment to Employment Agreement, by and between the Company and Patrick McCall, dated as of August 30, 2024.

10.5	Amendment to Employment Agreement, by and between the Company and Kate Rochlin, dated as of August 30, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IN8bio, Inc.

Dated: September 6, 2024	By:	/s/ Patrick McCall
Patrick McCall
Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)